Exhibit 13.1
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. (the “Company”), does hereby certify, to such officer’s knowledge, that:
     The Annual Report on Form 20-F for the year ended December 31, 2006 of the Company fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 2, 2007	By:	/s/ Ruben Gerardo López Barrera
		Name:	Ruben Gerardo López Barrera
		Title:	Chief Executive Officer

Dated: July 2, 2007	By:	/s/ Víctor Humberto Bravo Martín
		Name:	Víctor Humberto Bravo Martín
		Title:	Chief Financial Officer

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